UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 20, 2021, D.R. Horton, Inc. (the “Borrower”) and Mizuho Bank, Ltd., as successor Administrative Agent, an Issuing Bank and a Lender (“Mizuho” or “Administrative Agent”) and the Lenders entered into Amendment No. 10 (the “Amendment No. 10”) to the Credit Agreement dated as of September 7, 2012 as amended prior to the date hereof (as so amended, the “Credit Agreement”).

Pursuant to the terms of Amendment No. 10, the Administrative Agent and the Lenders party thereto agreed to extend the Revolving Credit Facility Termination Date to April 20, 2026, increase the Aggregate Revolving Credit Commitment to $2.19 billion and modify the pricing for outstanding commitments, borrowings and letters of credit under the Revolving Credit Facility, as set forth on the Pricing Schedule that is attached to Amendment No. 10.

Pursuant to the terms of Amendment No. 10, the Administrative Agent and the Lenders party thereto also agreed to increase the Credit Agreement’s accordion feature to permit the Aggregate Credit Facility Limit to be increased up to $3.0 billion, subject to certain conditions and availability of bank commitments. Such increase may be in the form of additional Revolving Credit Commitments or Incremental Term Loans.

The description and terms of Amendment No. 10 provided herein are qualified in their entirety by reference to the full and complete terms contained in Amendment No. 10, which is attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein. Capitalized terms not defined herein are defined in Amendment No. 10 or as provided therein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

10.1	Amendment No. 10 to Credit Agreement, dated April 20, 2021 by and among D.R. Horton, Inc., Mizuho Bank, Ltd., as successor Administrative Agent, and the Lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.

Date: April 22, 2021	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and Chief Financial Officer

3